UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2017

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

On May 11, 2017, Intel Corporation (the “Company”) issued $700 million aggregate principal amount of Floating Rate Senior Notes due 2020 (the “2020 Floating Rate Notes”), $800 million aggregate principal amount of Floating Rate Senior Notes due 2022 (the “2022 Floating Rate Notes” and, together with the 2020 Floating Rate Notes, the “Floating Rate Notes”), $1.00 billion aggregate principal amount of 1.850% Senior Notes due 2020 (the “2020 Notes”), $750 million aggregate principal amount of 2.350% Senior Notes due 2022 (the “2022 Notes”), $1.25 billion aggregate principal amount of 2.875% Senior Notes due 2024 (the “2024 Notes”), $1.00 billion aggregate principal amount of 3.150% Senior Notes due 2027 (the “2027 Notes”), and $1.00 billion aggregate principal amount of 4.100% Senior Notes due 2047 (the “2047 Notes” and, together with the Floating Rate Notes, the 2020 Notes, the 2022 Notes, the 2024 Notes and the 2027 Notes, the “Notes”) pursuant to the terms of an underwriting agreement dated May 8, 2017 (the “Underwriting Agreement”) among the Company and J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”). The aggregate principal amount of the Notes is $6.50 billion, and the net proceeds from the offering are approximately $6.48 billion, before expenses but after deducting the underwriting discount.

The Notes sold pursuant to the Underwriting Agreement were registered under the Company’s registration statement on Form S-3 filed on October 28, 2015 (File No. 333-207633) and were issued pursuant to an indenture between the Company and Wells Fargo Bank, National Association, as successor trustee (the “Trustee”), dated as of March 29, 2006 (the “Base Indenture”), as supplemented by the first supplemental indenture between the Company and the Trustee, dated as of December 3, 2007 (the “First Supplemental Indenture”), as further supplemented by the ninth supplemental indenture between the Company and the Trustee, dated as of May 11, 2017 with respect to the Notes (the “Ninth Supplemental Indenture”).

The foregoing descriptions of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the Ninth Supplemental Indenture are qualified in their entirety by the terms of such agreements, which are filed as Exhibit 1.1 hereto, Exhibit 4.4 to Form S-3 filed March 30, 2006, Exhibit 4.2.4 to Form 10-K filed February 20, 2008 and Exhibit 4.1 hereto, respectively, and incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of the Floating Rate Senior Note due 2020, the form of the Floating Rate Senior Note due 2022, the form of the 1.850% Senior Note due 2020, the form of the 2.350% Senior Note due 2022, the form of the 2.875% Senior Note due 2024, the form of the 3.150% Senior Note due 2027 and the form of the 4.100% Senior Note due 2047, which are filed hereto as Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, Exhibit 4.6, Exhibit 4.7 and Exhibit 4.8, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Report.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of May 8, 2017, among Intel Corporation and J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1	Ninth Supplemental Indenture, dated as of May 11, 2017, between Intel Corporation and Wells Fargo Bank, National Association, as successor trustee

4.2	Form of Floating Rate Senior Note due 2020

4.3	Form of Floating Rate Senior Note due 2022

4.4	Form of 1.850% Senior Note due 2020

4.5	Form of 2.350% Senior Note due 2022

4.6	Form of 2.875% Senior Note due 2024

4.7	Form of 3.150% Senior Note due 2027

4.8	Form of 4.100% Senior Note due 2047

5.1	Opinion of Gibson, Dunn and Crutcher LLP

23.1	Consent of Gibson, Dunn and Crutcher LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

/s/ Robert H. Swan
Robert H. Swan
Date: May 11, 2017	Executive Vice President and Chief Financial Officer

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